Second Quarter Earnings Call Supplemental Information August 9, 2023

Enhabit Home Health & Hospice 2 Disclaimer Forward looking statements Statements contained in this presentation which are not historical facts, such as those relating to future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All such estimates, projections, and forward-looking information speak only as of the date hereof, and Enhabit undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by Enhabit include, but are not limited to, our ability to execute on our strategic plans, regulatory and other developments impacting the markets for our services, changes in reimbursement rates, general economic conditions, our ability to attract and retain key management personnel and healthcare professionals, potential disruptions or breaches of our or our vendors’ information systems, the outcome of litigation, our ability to successfully complete and integrate de novo developments, acquisitions, investments, and joint ventures, and our ability to control costs, particularly labor and employee benefit costs. In addition, with respect to the Tax Matters Agreement (“TMA”) and the potential launch of a strategic alternative process, these factors include, our ability to receive Encompass Health Corporation’s approval to pursue a strategic transaction as required under the TMA and our ability to successfully pursue and complete a strategic transaction. Our annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, which will be filed with the SEC, discuss other risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this presentation. We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this presentation. Note regarding presentation of non-GAAP financial measures This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are presented at the end of this presentation. Our Form 8-K, furnished as of the date of this presentation with the SEC, provides further explanation and disclosure regarding Enhabit’s use of non-GAAP financial measures and should be read in conjunction with this supplemental information. Note regarding presentation of same-store comparisons The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Contents Results at a Glance 4 Consolidated Results 5-7 De Novos and Acquisitions 8 Home Health Segment 9-10 - Quality 11 Hospice Segment 12-13 Consolidated Adjusted EBITDA 14 Debt, Liquidity and Adjusted Free Cash Flow 15-16 Guidance 17-20 Appendix, Including Company Overview & Reconciliations to GAAP 21-32

Results at a Glance

Home health continued strong growth in Medicare Advantage admissions; new agreements added

Non-episodic admissions grew 38.0%, driving total admissions growth of 3.2% year over year.

Continued progress in payor innovation resulted in ten new Medicare Advantage agreements negotiated during Q2.

Continued high-quality outcomes; 30-day hospital readmission rate 370 basis points better than national average

Hospice growth in revenue

Admissions increased 0.1% year over year.

Cost per day stabilized sequentially.

Continued high-quality care; 250 basis points better than the national average for patient visits in the last days of life[(1)]

The continued home health payor mix shift and resumption of sequestration impacted revenue and Adjusted EBITDA.

The home health payor mix shift and resumption of sequestration reduced consolidated net service revenue and Adjusted EBITDA approximately $10.5 million.

Shifted approximately 5% of previous non-episodic visits into non-episodic payor innovation contracts at improved per visit rates

$262.3M
Revenue

$(1.49)
Reported Diluted EPS

$23.9M
Adjusted EBITDA

$0.04
Adjusted Diluted EPS

50,975
Home Health Admissions

2,837
Hospice Admissions

56,808
Home Health Completed Episodes

3,423
Hospice Average Daily Census

$2,913
Home Health Revenue per Completed Episode

$156
Hospice Revenue per Day

$91
Home Health Cost per Visit

$77
Hospice Cost per Day

(1) Medicare fee for service claims data for CY 2022, source Trella Health.

Reconciliations to GAAP provided on pages 35 to 37

Enhabit Home Health & Hospice

4

Enhabit Home Health & Hospice 5 Consolidated Results ($ in millions, except per share data) Q2 '23 vs. '222023 2022 Home health net service revenue $213.8 $220.2 (2.9) % Hospice net service revenue $48.5 $47.8 1.5 % Total net service revenue $262.3 $268.0 (2.1) % % of Revenue % of Revenue Cost of services 51.7% $(135.5) 48.6% $(130.3) 4.0 % Gross margin 48.3% $126.8 51.4% $137.7 (7.9) % General & administrative expenses 39.2% $(102.7) 36.1% $(96.7) 6.2 % Operating expenses 90.8% $(238.2) 84.7% $(227.0) 4.9 % Other income $(0.1) $— Equity earnings / noncontrolling interest $0.3 $0.7 Adjusted EBITDA $23.9 $40.3 (40.7) % Adjusted EBITDA margin 9.1% 15.0 % Reported Diluted EPS $(1.49) $0.41 (467.7) % Adjusted EPS (see calculations on slides 31 and 32) $0.04 $0.47 (91.5) % General & administrative expenses in the above table exclude: Unusual or nonrecurring items that are not typical of ongoing operations(1) $2.6 $4.1 Stock-based compensation $2.6 $1.2 Gain on disposal or impairment of assets $(0.1) $(0.4) Stock-based compensation included in overhead allocation $— $0.6 Reconciliations to GAAP provided on pages 35 to 37 (1) Unusual or nonrecurring items in 2023 include costs associated with nonroutine litigation and shareholder activism; in 2022, they include costs associated with the strategic alternatives review.

Enhabit Home Health & Hospice 6 Consolidated Results (continued) • The continued shift to more non-episodic admissions in home health and the resumption of sequestration impacted consolidated revenue. – Approximately 31% of total home health visits were non-episodic visits in Q2 2023, up from approximately 23% in Q2 2022. This payor mix shift decreased revenue approximately $8 million, net of the impact from improved pricing of payor innovation contracts. – The resumption of sequestration decreased revenue approximately $2.5 million in Q2 2023 ($2 million home health; $0.5 million hospice). Consolidated Adjusted EBITDA decreased $16.4 million, or 40.7% year over year Consolidated revenue decreased $5.7 million, or 2.1% year over year Reconciliations to GAAP provided on pages 35 to 37 • Adjusted EBITDA decreased primarily due to the continued shift to more non-episodic admissions in home health ($8 million), incremental costs associated with being a stand-alone company ($3.4 million) and the resumption of sequestration ($2.5 million).

Enhabit Home Health & Hospice 7 Consolidated Results (continued) Continued growth in Medicare Advantage Continued success in Recruitment and Retention • Continued increase in full-time nursing candidate pool drove 203 net new full-time nursing hires in Q2 2023. – Home health - 180 – Hospice - 23 • Continued success with payor innovation team – Ten new regional agreements negotiated in Q2 2023 > Of the ten, seven were negotiated at episodic rates and three at per visit rates – 37 agreements negotiated since inception of payor innovation team – During Q2 2023, we shifted approximately 5% of our previous non-episodic visits into non-episodic payor innovation contracts at improved per visit rates. > To Q2 2023, we estimate the visits performed contributed $0.7 million to revenue and Adjusted EBITDA. > We estimate this shift represents an approximate $3 million increase to revenue and Adjusted EBITDA annually, which is ahead of our previous estimate of $2 million for every 5% shift of non-episodic visits.

Enhabit Home Health & Hospice 8 De Novos and Acquisitions Strategically reinvesting for growth • Added 3 new de novo locations in Q2 2023 – Opened two home health locations in Q2 2023 (year-to-date home health de novo openings = 2) > Kalispell, Montana and Missoula, Montana began accepting patients in April 2023. – Opened one hospice location in Q2 2023 (year-to-date hospice de novo openings = 3) > Beaumont, Texas began accepting patients in May 2023. Home Health Hospice Total December 31, 2020 241 82 323 De Novo Locations Opened 0 3 3 Acquired Locations 11 11 22 Merged/Closed Locations (1) 0 (1) December 31, 2021 251 96 347 De Novo Locations Opened 1 3 4 Acquired Locations 2 6 8 Merged/Closed Locations (2) 0 (2) December 31, 2022 252 105 357 De Novo Locations Opened 2 3 5 Acquired Locations 1 0 1 YTD 2023 255 108 363 241 251 252 255 82 96 105 108 Home Health Hospice 12/31/20 12/31/21 12/31/22 YTD 2023 0 100 200 300 400 Location Count

Enhabit Home Health & Hospice 9 Home Health Segment ($ in millions) Q2 '23 vs. '222023 2022 Net service revenue $213.8 $220.2 (2.9) % Cost of services $111.4 $108.8 2.4 % Gross margin 47.9% 50.6 % General & administrative expenses $59.4 $57.8 2.8 % Other Income $(0.1) $— Equity earnings / noncontrolling interest $0.3 $0.6 (50.0) % Adjusted EBITDA $42.8 $53.0 (19.2) % % Adj. EBITDA margin 20.0% 24.1 % Operational metrics (Actual Amounts) Starts of care Episodic admissions 32,628 36,106 (9.6) % Non-episodic admissions 18,347 13,293 38.0 % Total admissions 50,975 49,399 3.2 % Same-store total admissions growth 1.7 % Episodic recertifications 23,788 25,993 (8.5) % Non-episodic recertifications 9,554 6,447 48.2 % Total recertifications 33,342 32,440 2.8 % Same-store total recertifications growth 2.2 % Total starts of care 84,317 81,839 3.0 % Completed episodes 56,808 62,691 (9.4) % Revenue per episode $2,913 $2,972 (2.0) % Visits per episode 14.6 15.0 (2.7) % Total visits 1,205,865 1,217,447 (1.0) % Non-episodic visits 377,214 275,679 36.8 % Cost per visit $91 $88 3.4 % Reconciliations to GAAP provided on pages 35 to 37

Enhabit Home Health & Hospice 10 Home Health Segment (continued) Revenue declined $6.4 million, or 2.9%, primarily due to the continued payor mix shift to more non-episodic admissions and the resumption of sequestration. • Total admissions growth was driven by 38.0% year-over-year growth in non-episodic admissions. • The continued shift to more non-episodic admissions reduced revenue approximately $8 million, net of the $0.7 million impact from improved pricing of payor innovation contracts. • The resumption of sequestration reduced revenue approximately $2 million. • Revenue per episode decreased 2.0% year over year primarily due to the resumption of sequestration and patient mix. Adjusted EBITDA decreased primarily due to the continued payor mix shift to more non-episodic admissions ($8 million), the resumption of sequestration ($2 million), and increased general and administrative expenses associated with new stores. • Cost per visit increased 3.4% year over year primarily due to increased contract labor, merit and market rate increases for clinical staff, and increased costs associated with employee group medical claims partially offset by improved clinical productivity. Home health total admissions increased 3.2% year over year

Clinical Expertise and High-Quality Outcomes

Standardized Protocols

Disciplined Use of Technology

Motivated Clinicians

Superior Performance

	National Average	Enhabit	% Above National Average
QoPC Star Rating[(1)]	3.0	3.6	20%
HHCAHPS Star Rating[(2)]	3.7	3.9	5.4%
30-Day Hospital Readmission Rate[(3)]	18.2	14.5	370 bps better

94% of our home health agencies are 3 Stars or higher; 43% are 4 Stars or higher[(1)]

99% of our home health agencies are 3 Stars or higher; 83% are 4 Stars or higher[(2)]

Percent of patients readmitted to an acute care hospital within 30 days of start of care or resumption of care

1) Quality of Patient Care (QoPC) Star Ratings as of July 2023 for dates of service (October 1, 2021 - September 30, 2022)

2) Home Health Care Consumer Assessment of Healthcare Providers (HHCAHPS) Patient Survey Star Ratings as of July 2023 for dates of service (January 1, 2022 - December 31, 2022)

3) Research Institute for Home Care 2022 Chartbook (data from Medicare Standard Analytics Files for CY 2021), EHAB data is as of the second quarter 2023 (All payors)

Enhabit Home Health & Hospice

11

Enhabit Home Health & Hospice 12 Hospice Segment ($ in millions) Q2 '23 vs. '222023 2022 Net service revenue $48.5 $47.8 1.5 % Cost of services $24.1 $21.5 12.1 % Gross margin 50.3% 55.0 % General & administrative expenses $16.1 $15.5 3.9 % Equity earnings / noncontrolling interest $— $0.1 Adjusted EBITDA $8.3 $10.7 (22.4) % % Adj. EBITDA margin 17.1% 22.4 % Operational metrics (Actual Amounts) Total admissions 2,837 2,835 0.1 % Same-store total admissions growth (4.1) % Patient days 311,465 313,718 (0.7) % Discharged average length of stay 108 109 (0.9) % Average daily census 3,423 3,447 (0.7) % Revenue per day $156 $152 2.6 % Cost per day $77 $69 11.6 % Reconciliations to GAAP provided on pages 35 to 37

Enhabit Home Health & Hospice 13 Hospice Segment (continued) Hospice average daily census decreased 0.7% year over year Revenue increased 1.5% over the prior year primarily due to increased Medicare reimbursement rates. • The resumption of sequestration reduced revenue approximately $0.5 million. • Revenue per day increased 2.6% year over year primarily due to increased Medicare reimbursement rates partially offset by the resumption of sequestration and patient mix. • Admissions increased 0.1% year over year. – Average daily census decreased 2.8% sequentially due to the impact of short length of stay patients. Adjusted EBITDA decreased primarily due to higher cost of services resulting from increased labor costs. • Cost per day increased 11.6% year over year primarily due to increased labor costs resulting from the implementation of the new case management model, including costs associated with dedicated on-call and triage nurses. • Cost per day stabilized sequentially.

Enhabit Home Health & Hospice 14 Consolidated Adjusted EBITDA ($ in millions) Q2 2023 % of Consolidated Revenue Q2 2022 % of Consolidated Revenue Home health segment Adjusted EBITDA $42.8 $53.0 Hospice segment Adjusted EBITDA $8.3 $10.7 Home office general & administrative expenses $(27.2) (10.4) % $(23.4) (8.7) % Consolidated Adjusted EBITDA $23.9 $40.3 Home office general & administrative expenses in the above table exclude: Unusual or nonrecurring items(1) $2.6 $4.1 Stock-based compensation $2.6 $1.2 Stock-based compensation expense included in overhead allocation $0.0 $0.6 Gain on disposal or impairment of assets $(0.1) $(0.4) Home office general and administrative expenses increased as a percentage of revenue year over year primarily due to incremental costs associated with being a stand-alone company and a lower revenue base. Reconciliations to GAAP provided on pages 35 to 37 (1) Unusual or nonrecurring items in 2023 include costs associated with nonroutine litigation and shareholder activism; in 2022, they include costs associated with the strategic alternatives review.

Enhabit Home Health & Hospice 15 Debt & Liquidity Metrics ($ in millions) June 30, 2023 December 31, 2022 Advances under $350 million revolving credit facility, due 2027(1) $180.0 $190.0 $400 million term loan facility, due 2027(2) $377.8 $387.9 Finance lease obligations $4.0 $5.2 Total debt $561.8 $583.1 Less: Cash and cash equivalents $34.4 $22.9 Net debt $527.4 $560.2 Net debt to Adjusted EBITDA 4.75 x 3.75 x Trailing twelve-month Adjusted EBITDA $111.5 $149.3 Available liquidity(3) $90.0 $179.5 Reconciliations to GAAP provided on pages 35 to 37 (1) The Q2 2023 weighted average interest rate was 6.8% (SOFR + credit spread adjustment + 200 bps). (2) In October 2022, Enhabit entered into an interest rate swap to fix the rate on $200 million of its term loan. The swap fixes the SOFR component of the interest rate at 4.3%. (3) Cash plus the undrawn revolver balance, less letters of credit, equals $201 million as of June 30, 2023. Availability under our revolver is constrained by $111 million due to the consolidated net leverage covenant of 5.25x, resulting in net available liquidity of $90 million.

Enhabit Home Health & Hospice 16 Adjusted Free Cash Flow • Adjusted free cash flow decreased year over year primarily due to the reduction in Adjusted EBITDA and increase in cash interest payments. – Credit agreement entered into on June 30, 2022 in connection with separation from Encompass Health; no cash interest payments in first half of 2022 • See uses of adjusted free cash flow on slide 20. ($ in millions) $78.0 $(38.1) $10.6$(17.9) $5.4 $0.9 $38.9 Adj. Free Cash Flow YTD 2022 Adjusted EBITDA Cash Interest Payments Change in Working Capital and Other Cash Tax Payments, Net of Refunds Maintenance Capital Expenditures Adj. Free Cash Flow YTD 2023 $0 $20 $40 $60 $80 Reconciliations to GAAP provided on pages 35 to 37

Enhabit Home Health & Hospice 17 2023 Guidance Revised as of August 9, 2023 Reconciliations to GAAP provided on pages 35 to 37 ($ in millions, except per share data) 2022 Actuals 2023 Original Guidance 2023 Revised Guidance Net service revenue $1,071.1 $1,110 to $1,140 $1,057 to $1,065 Adjusted EBITDA $149.3 $125 to $140 $100 to $107 Adjusted EPS $1.36 $0.50 to $0.89 $0.28 to $0.46

Enhabit Home Health & Hospice 18 Guidance Considerations • An increase of 0.7% in Medicare pricing prior to the resumption of sequestration in Q1 and Q2 • Continued shift to more non-episodic admissions • Cost per visit increase of 1% to 3% Home Health • An increase of 3.8% in Medicare pricing prior to the resumption of sequestration for Q1 through Q3 • Cost per patient day increase of 7% to 10% Hospice • Year-over-year increase in costs associated with being a stand-alone company = $9 to $10 million • Incremental expense of approximately $1 to $3 million for de novo locations • Incremental interest expense of $25 million to $27 million • Tax rate of approximately 26% • Diluted share count of approximately 50.1 million shares Consolidated

Enhabit Home Health & Hospice 19 Adjusted Free Cash Flow Assumptions ($ in millions) Certain cash flow items 2022 Full Year 2023 YTD 2023 Assumptions Cash interest expense $12.9 $17.9 $38 to $40 Cash income tax payments (refunds), net 11.9 (5.4) $(4) to $(5) Working capital and other 35.7 (3.9) $0 to $5 Maintenance capital expenditures 4.5 1.7 $5 to $10 Adjusted free cash flow $84.3 $38.9 $49 to $69 Reconciliations to GAAP provided on pages 35 to 37 • Cash interest payments in full year 2022 include two quarters of impact from debt incurred as part of the separation from Encompass Health. Cash interest payments in full year 2023 reflect 12 months of payments, increased interest rates, and larger SOFR spread due to increased leverage. • Cash tax payments in 2022 resulted in a prepayment of approximately $11 million as of December 31, 2022. • Use of working capital expected in back half of year due to higher accounts receivable balances and insurance payments.

Enhabit Home Health & Hospice 20 Uses of Adjusted Free Cash Flow ($ in millions) Growth in Core Business 2022 Full Year YTD 2023 2023 Assumptions De novos $1.2 $1.3 $2 to $4 Acquisitions(1)(2) $36.3 $2.8 TBD Debt repayments (borrowings), net(3) $(10.0) $20.0 TBD (1) On January 1, 2022, Enhabit acquired a 50% equity interest from Frontier Home Health and Hospice, LLC in a joint venture with Saint Alphonsus system which operates home health and hospice locations in Boise, Idaho. The total purchase price was $15.9 million and was funded on December 31, 2021. (2) Completed the acquisition of Specialty Home Health Care, Inc. at a purchase price of $3.1 million, with a hold back of $0.3 million expected to be released March 1, 2025. (3) Amounts in this row do not include debt incurred as part of the separation transaction from Encompass Health in 2022.

Enhabit Home Health & Hospice 21 Appendix

Enhabit Home Health & Hospice 22 Overview 103 hospice locations co-located with home health locations(1) 11 states where we are #1 or #2 in home health(2) ~69% of total Medicare home health spend occurs in states in which we operate(2) Home Health Locations Hospice Locations Home Health & Hospice State Home Health Only State (1) As of June 30, 2023 (2) Based on 2020 Home Health Medicare revenues 108 Hospice Locations(1) 255 Home Health Locations(1) We are a leading provider of home health and hospice services that strives to provide superior, cost-effective care where patients prefer it: in their homes For over 20 years, we've provided care with high-quality outcomes becoming a trusted partner of health systems, payors and other risk-bearing entities We operate nationally across 34 states with 10,000+ employees We foster an award-winning culture that is a strategic advantage in attracting and retaining talent and a main contributor to our continued success

Enhabit Home Health & Hospice 23 Growth Strategy Multi-faceted growth avenues with clearly defined areas of opportunity Drive organic growth at existing operations Execute on de novo strategy Evaluate strategic acquisitions Leverage care transitions expertise Expand Medicare Advantage focus Explore adjacent service offerings Currently located in states that represent ~69% of 2020 total Medicare home health spend Open 10 de novo locations per year Identify and evaluate opportunities Attractive partner due to quality of outcomes, data management capabilities, scale and market density Total Medicare beneficiaries choosing Medicare Advantage expected to continue to grow Explore adjacent verticals to further bolster our footprint in home health services

Enhabit Home Health & Hospice 24 Home Health Operational Metrics (net service revenue $ in millions) Q1 2022 Q2 2022 Q3 2022 Q4 2022 FY 2022 Q1 2023 Q2 2023 Home health net service revenue $224.9 $220.2 $216.3 $215.8 $877.1 $215.8 $213.8 (Actual Amounts) Total admissions 53,309 49,399 49,739 50,048 202,495 53,943 50,975 Episodic admissions 38,971 36,106 35,487 34,572 145,136 35,032 32,628 Non-episodic admissions 14,338 13,293 14,252 15,476 57,359 18,911 18,347 Total recertifications 31,787 32,440 32,362 32,383 128,972 31,778 33,342 Episodic recertifications 25,808 25,993 25,821 25,279 102,901 23,674 23,788 Non-episodic recertifications 5,979 6,447 6,541 7,104 26,071 8,104 9,554 Total starts of care 85,096 81,839 82,101 82,431 331,467 85,721 84,317 Completed episodes 63,111 62,691 60,396 60,250 246,448 57,827 56,808 Avg. revenue per episode $3,038 $2,972 $3,009 $2,958 $2,995 $2,943 $2,913 Visits per episode 15.2 15.0 14.9 14.3 14.9 14.8 14.6 Total visits 1,228,084 1,217,447 1,175,002 1,159,420 4,779,953 1,205,700 1,205,865 Non-episodic visits 270,253 275,679 272,282 297,350 1,115,564 351,283 377,214 Cost per visit $86 $88 $92 $92 $89 $88 $91

Enhabit Home Health & Hospice 25 Hospice Operational Metrics (net service revenue $ in millions) Q1 2022 Q2 2022 Q3 2022 Q4 2022 FY 2022 Q1 2023 Q2 2023 Hospice net service revenue $49.4 $47.8 $49.4 $47.4 $194.0 $49.3 $48.5 (Actual Amounts) Total admissions 3,246 2,835 2,982 2,915 11,978 3,122 2,837 Patient days 319,834 313,718 320,732 330,102 1,284,386 317,027 311,465 Discharged average length of stay 108 109 103 110 108 114 108 Average daily census 3,554 3,447 3,486 3,588 3,519 3,523 3,423 Revenue per day $154 $152 $154 $144 $151 $155 $156 Cost per day $68 $69 $71 $74 $70 $77 $77

Enhabit Home Health & Hospice 26 Reconciliation of Historic Segment Adjusted EBITDA of Encompass Health to Enhabit Adjusted EBITDA PLACE HOLDER – WILL NEED: • EBITDA to Net income • Adjusted EPS to reported EPS and Net income ($ in millions) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Q1 2022 Q2 2022 FY 2022 Encompass Health Segment Adjusted EBITDA $50.8 $61.7 $46.4 $52.6 $211.5 $50.1 $43.8 $93.9 Less: Overhead allocation from Encompass Health (3.8) (4.6) (3.9) (4.4) (16.7) (3.6) (4.1) (7.7) Add: stock-based compensation included in overhead allocation 0.2 0.9 0.5 0.8 2.4 0.5 0.6 1.1 Enhabit Adjusted EBITDA $47.2 $58.0 $43.0 $49.0 $197.2 $47.0 $40.3 $87.3 Reconciliations to GAAP provided on pages 35 to 37

Enhabit Home Health & Hospice 27 Consolidated Results – YTD 2023 ($ in millions, except per share data) Year-To-Date '23 vs. '222023 2022 Home health net service revenue $429.7 $445.1 (3.5) % Hospice net service revenue $97.7 $97.2 0.5 % Total net service revenue $527.4 $542.3 (2.7) % % of Revenue % of Revenue Cost of services 50.8% $(268.1) 47.9% $(260.0) 3.1 % Gross margin 49.2% $259.3 52.1% $282.3 (8.1) % General & administrative expenses 39.7% $(209.4) (35.7) % $(193.7) 8.1 % Operating expenses 90.5% $(477.5) 83.7% $(453.7) 5.2 % Other income $(0.1) $— Equity earnings / noncontrolling interest $0.8 $1.3 Adjusted EBITDA $49.2 $87.3 (43.6) % Adjusted EBITDA margin 9.3% 16.1 % Reported Diluted EPS $(1.44) $0.93 (254.6) % Adjusted EPS (see calculations on slides 33 and 34) $0.14 $1.02 (86.3) % General & administrative expenses in the above table exclude: Unusual or nonrecurring items that are not typical of ongoing operations(1) $4.9 $6.1 Stock-based compensation $4.1 $2.5 Gain on disposal or impairment of assets $(0.1) $(0.5) Stock-based compensation included in overhead allocation $— $1.1 Reconciliations to GAAP provided on pages 35 to 37 (1) Unusual or nonrecurring items in 2023 include costs associated with nonroutine litigation and shareholder activism; in 2022, they include costs associated with the strategic alternatives review.

Enhabit Home Health & Hospice 28 Home Health Segment Results – YTD 2023 ($ in millions) Year-To-Date '23 vs. '222023 2022 Net service revenue $429.7 $445.1 (3.5) % Cost of services $219.5 $216.8 1.2 % Gross margin 48.9% 51.3 % General & administrative expenses $122.3 $116.5 5.0 % Other income $(0.1) $— Equity earnings / noncontrolling interest $0.8 $1.1 (27.3) % Adjusted EBITDA $87.2 $110.7 (21.2) % % Adj. EBITDA margin 20.3% 24.9 % Operational metrics (Actual Amounts) Starts of care Episodic admissions 67,660 75,077 (9.9) % Non-episodic admissions 37,258 27,631 34.8 % Total admissions 104,918 102,708 2.2 % Same-store total admissions growth 0.8 % Episodic recertifications 47,462 51,801 (8.4) % Non-episodic recertifications 17,658 12,426 42.1 % Total recertifications 65,120 64,227 1.4 % Same-store total recertifications growth 0.9 % Total starts of care 170,038 166,935 1.9 % Completed episodes 114,635 125,802 (8.9) % Revenue per episode $2,928 $3,005 (2.6) % Visits per episode 14.7 15.1 (2.6) % Total visits 2,411,565 2,445,531 (1.4) % Non-episodic visits 728,497 545,932 33.4 % Cost per visit $89 $87 2.3 % Reconciliations to GAAP provided on pages 35 to 37

Enhabit Home Health & Hospice 29 Hospice Segment Results – YTD 2023 ($ in millions) Year-To-Date '23 vs. '222023 2022 Net service revenue $97.7 $97.2 0.5 % Cost of services $48.6 $43.2 12.5 % Gross margin 50.3% 55.6 % General & administrative expenses $32.4 $30.4 6.6 % Equity earnings / noncontrolling interest $— $0.2 Adjusted EBITDA $16.7 $23.4 (28.6) % % Adj. EBITDA margin 17.1% 24.1 % Operational metrics (Actual Amounts) Total admissions 5,959 6,081 (2.0) % Same-store total admissions growth (6.0) % Patient days 628,492 633,552 (0.8) % Discharged average length of stay 111 109 1.8 % Average daily census 3,472 3,500 (0.8) % Revenue per day $155 $153 1.3 % Cost per day $77 $68 13.2 % Reconciliations to GAAP provided on pages 35 to 37

Enhabit Home Health & Hospice 30 Payor Sources As a % of Revenue Second Quarter Year To Date Fiscal Year 2022 2023 2022 2023 2022 Consolidated Medicare 78.5% 70.8% 78.8% 71.9% 78.4% Medicare Advantage 13.8% 20.3% 13.2% 19.5% 14.2% Managed Care 6.7% 7.7% 6.8% 7.5% 6.1% Medicaid 1.0% 1.2% 1.2% 1.1% 1.2% Other —% —% —% —% 0.1% Total 100.0% 100.0% 100.0% 100.0% 100.0% Home Health Medicare 74.5% 65.2% 75.0% 66.4% 73.8% Medicare Advantage 16.8% 24.9% 16.0% 24.0% 17.3% Managed Care 7.5% 8.5% 7.7% 8.2% 7.3% Medicaid 1.2% 1.4% 1.3% 1.3% 1.4% Other —% —% —% 0.1% 0.2% Total 100.0% 100.0% 100.0% 100.0% 100.0% Hospice Medicare 96.7% 95.3% 96.8% 96.0% 98.8% Managed Care 2.9% 4.1% 2.6% 4.0% 0.7% Medicaid 0.4% 0.4% 0.6% —% 0.5% Other —% 0.2% —% —% —% Total 100.0% 100.0% 100.0% 100.0% 100.0%

Enhabit Home Health & Hospice 31 EPS Calculation: Q2 2023 ($ in millions, except per share amounts) Adjusted EPS – Q2 2023 As Reported Impairment of Goodwill Unusual or nonrecurring items that are not typical of ongoing operations Income Tax Adjustments As Adjusted Adjusted EBITDA $23.9 $— $— $— $23.9 Impairment of goodwill (85.8) 85.8 — — — Interest expense and amortization of debt discounts & fees (10.3) — — — (10.3) Depreciation and amortization (7.7) — — — (7.7) Unusual or nonrecurring items that are not typical of ongoing operations(1) (2.6) — 2.6 — — Stock-based compensation (2.6) — — — (2.6) Gain on disposal or impairment of assets 0.1 — — — 0.1 Net loss before income taxes, including noncontrolling interests (85.0) 85.8 2.6 — 3.4 Income tax benefit (expense) 10.6 (11.1) (1.0) 0.1 (1.4) Net (loss) income attributable to Enhabit $(74.4) $74.7 $1.6 $0.1 $2.0 Diluted earnings per share $(1.49) $1.50 $0.03 $— $0.04 Diluted shares 49.8 49.8 (1) Unusual or nonrecurring items include costs associated with non-routine litigation and shareholder activism.

Enhabit Home Health & Hospice 32 EPS Calculation: Q2 2022 ($ in millions, except per share amounts) Adjusted EPS – Q2 2022 As Reported Unusual or nonrecurring items that are not typical of ongoing operations As Adjusted Adjusted EBITDA $40.3 $— $40.3 Depreciation and amortization (8.2) — (8.2) Unusual or nonrecurring items that are not typical of ongoing operations(1) (4.1) 4.1 — Stock-based compensation (1.2) — (1.2) Stock-based compensation included in overhead allocation (0.6) — (0.6) Gain on disposal or impairment of assets 0.4 — 0.4 Interest expense and amortization of debt discounts & fees (0.1) — (0.1) Net income before income taxes, including noncontrolling interests 26.5 4.1 30.6 Income tax expense (6.4) (1.0) (7.4) Net income attributable to Enhabit $20.1 $3.1 $23.2 Diluted earnings per share $0.41 $0.06 $0.47 Diluted shares 49.6 49.6 (1) Unusual or nonrecurring items include costs associated with the strategic alternatives review.

Enhabit Home Health & Hospice 33 EPS Calculation: YTD 2023 ($ in millions, except per share amounts) Adjusted EPS – YTD 2023 As Reported Impairment of Goodwill Unusual or nonrecurring items that are not typical of ongoing operations Income Tax Adjustments As Adjusted Adjusted EBITDA $49.2 $— $— $— $49.2 Impairment of goodwill (85.8) 85.8 — — — Interest expense and amortization of debt discounts & fees (19.8) — — — (19.8) Depreciation and amortization (15.5) — — — (15.5) Unusual or nonrecurring items that are not typical of ongoing operations (4.9) — 4.9 — — Stock-based compensation (4.1) — — — (4.1) Gain on disposal or impairment of assets 0.1 — — — 0.1 Net loss before income taxes, including noncontrolling interests (80.8) 85.8 4.9 — 9.9 Income tax benefit (expense) 9.1 (11.1) (1.6) 0.5 (3.1) Net (loss) income attributable to Enhabit $(71.7) $74.7 $3.3 $0.5 $6.8 Diluted earnings per share $(1.44) $1.50 $0.07 $0.01 $0.14 Diluted shares 49.8 49.8 (1) Unusual or nonrecurring items include costs associated with shareholder activism and and non-routine litigation.

Enhabit Home Health & Hospice 34 EPS Calculation: FY 2022 Adjusted EPS – FY 2022 ($ in millions, except per share amounts) As Reported Unusual or nonrecurring items that are not typical of ongoing operations As Adjusted Adjusted EBITDA $87.3 $— $87.3 Depreciation and amortization (16.7) — (16.7) Unusual or nonrecurring items that are not typical of ongoing operations(1) (6.1) 6.1 — Stock-based compensation (2.5) — (2.5) Stock-based compensation included in overhead allocation (1.1) — (1.1) Gain on disposal or impairment of assets 0.5 — 0.5 Interest expense and amortization of debt discounts & fees (0.1) — (0.1) Net income before income taxes, including noncontrolling interests 61.3 6.1 67.4 Income tax expense (15.1) (1.5) (16.6) Net income attributable to Enhabit $46.2 $4.6 $50.8 Diluted earnings per share $0.93 $0.09 $1.02 Diluted shares 49.6 49.6 (1) Unusual or nonrecurring items include costs associated with the strategic alternatives review.

Enhabit Home Health & Hospice 35 Reconciliation of Net (Loss) Income to Adjusted EBITDA – Consolidated ($ in millions) Second Quarter YTD 2023 2022 2023 2022 Net (loss) income $(74.1) $20.8 $(70.9) $47.5 Impairment of goodwill 85.8 — 85.8 — Income tax (benefit) expense (10.6) 6.4 (9.1) 15.1 Interest expense and amortization of debt discounts and fees 10.3 0.1 19.8 0.1 Depreciation and amortization 7.7 8.2 15.5 16.7 Unusual or nonrecurring items that are not typical of ongoing operations(1) 2.6 4.1 4.9 6.1 Stock-based compensation 2.6 1.2 4.1 2.5 Net income attributable to noncontrolling interests (0.3) (0.7) (0.8) (1.3) Gain on disposal or impairment of assets (0.1) (0.4) (0.1) (0.5) Stock-based compensation included in overhead allocation — 0.6 — 1.1 Adjusted EBITDA $23.9 $40.3 $49.2 $87.3 (1) Unusual or nonrecurring items in 2023 include costs associated with nonroutine litigation and shareholder activism; in 2022, they include costs associated with the strategic alternatives review.

Enhabit Home Health & Hospice 36 Reconciliation of Cash Provided by Operations to Adjusted EBITDA ($ in millions) Second Quarter YTD 2023 2022 2023 2022 Net cash provided by operating activities $9.6 $33.6 $39.2 $75.0 Interest expense, excluding amortization of debt discounts and fees 10.1 0.1 19.3 0.1 Unusual or nonrecurring items that are not typical of ongoing operations(1) 2.6 4.1 4.9 6.1 Change in assets and liabilities, excluding derivative instruments 1.2 (5.0) (15.0) (10.3) Current portion of income tax expense 0.7 7.6 1.9 16.5 Net income attributable to noncontrolling interests in continuing operations (0.3) (0.7) (0.8) (1.3) Stock-based compensation included in overhead allocation — 0.6 — 1.1 Other — — (0.3) 0.1 Adjusted EBITDA $23.9 $40.3 $49.2 $87.3 (1) Unusual or nonrecurring items in 2023 include costs associated with nonroutine litigation and shareholder activism; in 2022, they include costs associated with the strategic alternatives review.

Enhabit Home Health & Hospice 37 Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow ($ in millions) Second Quarter YTD 2023 2022 2023 2022 Net cash provided by operating activities $9.6 $33.6 $39.2 $75.0 Cash expenditures for maintenance (1.1) (0.3) (1.7) (2.6) Other working capital adjustments (0.5) (0.4) (1.0) (0.9) Distributions paid to noncontrolling interests of consolidated affiliates — (0.2) (2.5) (0.7) Items non-indicative of ongoing operating performance: Unusual or nonrecurring items that are not typical of ongoing operations(1) 2.6 4.1 4.9 6.1 Stock-based compensation included in overhead allocation — 0.6 — 1.1 Adjusted free cash flow $10.6 $37.4 $38.9 $78.0 (1) Unusual or nonrecurring items in 2023 include costs associated with nonroutine litigation and shareholder activism; in 2022, they include costs associated with the strategic alternatives review.